                                                                   Exhibit 7(ii)


                           LIMITED POWER OF ATTORNEY
                          WITH RESPECT TO FILINGS WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

     The undersigned Chairman of the Board of Directors, Chief Executive Officer and President of General American Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, the Director's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


       /s/ James M. Benson
   _____________________________
          James M. Benson




Date: April 26, 2002

                           LIMITED POWER OF ATTORNEY
                          WITH RESPECT TO FILINGS WITH
                     THE SECURITIES AND EXCHANGE COMMISSION


The undersigned Chief Financial Officer and Vice President of General American Life Insurance Company (the "Company") hereby constitutes and appoints the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, the Chief Financial Officer's limited attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement, amendment thereto, or other filing, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     /s/ Tim J. Klopfenstein
___________________________________
         Tim J. Klopfenstein




Date: March 15, 2002